Business combinations	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about business combination [abstract]
Business combinations	Business combination
Acquisitions in 2022
No acquisitions were made in 2022.

Acquisitions in 2021

No acquisitions were made in 2021.

Acquisitions in 2020

On May 7, 2020, the Group acquired 100% of the shares in Agrisera AB, a Swedish company specializing in polyclonal and monoclonal antibody production. The Group acquired Agrisera AB in order to enable the growth of its protein biomarker library and increase control over its supply chain. The purchase price of $4,990 thousand was entirely settled in cash. There were no contingent consideration arrangements. The purchase price was allocated to the assets acquired and liabilities assumed based upon their estimated fair values as of the acquisition date, in the amounts of $3,541 thousand and $1,057 thousand, respectively, resulting in goodwill of $2,506 thousand.